Exhibit 10.16(iv)
SEVENTH AMENDMENT TO OFFICE LEASE
This SEVENTH AMENDMENT TO OFFICE LEASE (this “Seventh Amendment”) is made and entered into as of December 18, 2024 (“Effective Date”), by and between SPF CHINA BASIN HOLDINGS, LLC, a Delaware limited liability company (“Landlord”), and LYFT, INC., a Delaware corporation (“Tenant”).

R E C I T A L S :
A.    Landlord and Tenant entered into that certain Office Lease dated April 8, 2016 (the “Original Lease”), whereby Landlord leases to Tenant and Tenant currently leases from Landlord those certain premises consisting of approximately 334,813 rentable square feet of space (“RSF”) in the aggregate (collectively, the “Existing Premises”), comprised of (i) approximately 85,591 RSF known as Suite 400 on the fourth (4th) floor of the “Berry Street Building” (“Suite 400”) located at 185 Berry Street, San Francisco, California (“Berry Street Building”), (ii) approximately 84,798 RSF known as Suite 500 on the fifth (5th) floor of the Berry Street Building (“Suite 500”), (iii) approximately 88,086 RSF known as Suite 3000 on the third (3rd) floor of the “Wharfside Building,” located at 185 Berry Street, San Francisco, California (“Wharfside Building”), (iv) approximately 65,484 RSF known as Suite 4000, on the fourth (4th) floor of the Wharfside Building, (v) approximately 6,179 RSF known as Suite 6600, on the sixth (6th) floor of the Wharfside Building (“Suite 6600”), and (vi) approximately 4,675 RSF known as Suite 6700, on the sixth (6th) floor of the Wharfside Building (“Suite 6700”). The Original Lease, as amended by First Amendment to Office Lease dated September 27, 2017 (the “First Amendment”), the Second Amendment to Office Lease dated May 31, 2018 (the “Second Amendment”), the Third Amendment to Office Lease dated June 11, 2018 (the “Third Amendment”), the Fourth Amendment to Office Lease dated September 24, 2018 (the “Fourth Amendment”), the Fifth Amendment to Office Lease dated November 18, 2019 (the “Fifth Amendment”), and the Sixth Amendment to Office Lease dated March 27, 2023 (the “Sixth Amendment”), is referred to herein collectively as the “Lease”. The Wharfside Building and Berry Street Building are each referred to herein as the “Building”, and collectively as the “Buildings”.
B.    Tenant has previously entered into (i) a Sublease (the “Halliday Sublease”) of Suite 6700, dated August 10, 2023, between Tenant and Halliday International Inc., a Delaware corporation, and (ii) a Sublease (the “GoFundMe Sublease”) of Suite 6600, dated March 25, 2024, between Tenant and GoFundMe Inc., a Delaware corporation. The Halliday Sublease and GoFundMe Sublease are collectively referred to as the “Subleases”, and Suite 6700 and Suite 6600 are collectively referred to as the “Sublease Space”. The Sublease Space contains approximately 10,854 RSF.
C.    Landlord and Tenant desire to (i) reduce the Existing Premises by terminating the Lease with respect to approximately 153,403 RSF of the Existing Premises located in the Wharfside Building, comprised of all of the Existing Premises in the Wharfside Building (including the Sublease Space) (collectively, the “Give Back Space”), (ii) assign to Landlord all of Tenant’s right, title and interest as sublandlord under the Subleases, and (iii) extend the Lease

Term with respect to the portion of the Existing Premises located in the Berry Street Building, consisting of Suite 400 (containing 81,566 RSF) and Suite 500 (containing 81,709 RSF), containing approximately 163,275 RSF in the aggregate (collectively, the “Remaining Premises”) as set forth on Exhibit A attached hereto, and (iii) otherwise amend the Lease on the terms and conditions set forth in this Seventh Amendment.
A G R E E M E N T :
NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.    Capitalized Terms. All capitalized terms when used herein shall have the same meaning as is given such terms in the Lease unless expressly superseded by the terms of this Seventh Amendment.
2.    Reduction of Existing Premises.
2.1.    Termination of Give Back Space. On or before midnight on December 31, 2024 (the “Give Back Date”), Tenant shall vacate and surrender and deliver exclusive possession of the Give Back Space to Landlord in accordance with the terms of the Lease, as amended hereby, and Tenant’s lease of the Give Back Space shall terminate and be of no further force or effect. Notwithstanding anything in the Lease to the contrary, Tenant shall have no obligation to remove or restore any of the improvements existing in the Give Back Space as of the date hereof and the Give Back Space shall be surrendered in its current “AS IS” “WHERE IS” condition, broom clean and free of Tenant’s Personal Property (other than the Transferred FF&E), provided, however, that the parties acknowledge that the Sublease Space will be occupied by the respective subtenants on the Give Back Date. Accordingly as set forth in Section 2.6 below, on and after the Give Back Date, it is the intent of the parties hereto that: (i) each of Landlord and Tenant shall be relieved of their respective obligations under the Lease with respect to the Give Back Space, except those obligations under the Lease which relate to the Term of Tenant’s lease of the Give Back Space (i.e., to the extent such obligations accrued prior to the Give Back Date) and those which specifically survive the expiration or earlier termination of the Lease, (ii) the Give Back Space shall no longer constitute a part of the Premises, (iii) the “Premises” as defined in the Lease shall thereafter consist solely of the Remaining Premises, and (iv) Tenant shall be relieved of its obligations under the Subleases for the period after the Give Back Date. In the event Tenant does not timely vacate and surrender exclusive possession of the Give Back Space in accordance with the terms hereof, then the terms and conditions of Article 16 of the Original Lease shall apply with respect thereto; provided, however, that the parties acknowledge that the Sublease Space will be occupied by the respective subtenants on the Give Back Date.
2.2.    Tenant Representations and Warranties. Tenant represents and warrants to Landlord that, with respect to the Give Back Space, (a) except for the Subleases, Tenant has not heretofore sublet the Give Back Space nor assigned all or any portion of its interest in the Lease with respect thereto, nor shall any such transaction be in effect as of the Give Back Date, (b) no other person, firm or entity has any right, title or interest in the Lease with respect to the Give Back Space, (c) Tenant has the full right, legal power and actual authority to enter into this Seventh Amendment including the termination of the Lease with respect to the Give Back Space, the assignment of the Subleases to Landlord and the release of Tenant’s obligations with respect to the Sublease Space and the Subleases, in each case without the consent of any person, firm or entity, and (d) the individual executing this Seventh Amendment on behalf of Tenant has the full right, legal power and actual authority to bind Tenant to the terms and conditions hereof. Tenant further represents and warrants to Landlord that, to Tenant’s knowledge, as of the date hereof, there are no, and as of the Give Back Date, there will be no, mechanic’s liens or other liens encumbering all or any portion of the Give Back Space by virtue of any act or omission on the part of Tenant, its contractors, agents, employees, assigns or subtenants. The representations and warranties of Tenant set forth in this Section 2.2 shall survive the termination of the Lease with respect to the Give Back Space and Tenant shall be liable to Landlord for any inaccuracy or any breach thereof.
2.3.    Sublease Assignment.
2.3.1    Sublease Assignment. Effective as of the Give Back Date, Tenant hereby assigns to Landlord all of its right, title and interest in, to and under the Lease with respect to the Sublease Space and the Subleases, and Landlord hereby accepts such assignment, assumes all of Tenant’s obligations under the Lease and the Subleases with respect to the Sublease Space, and agrees to be bound by all of the provisions thereof and to perform all of the obligations of “Sublandlord” under the Subleases, from and after the Give Back Date (the “Sublease Assignment”). The parties intend that following the Sublease Assignment, the Subleases shall remain in place and in full force and effect as between Landlord and each subtenant, with Landlord as “Sublandlord” under each of the Subleases. The form of Sublease Attornment Agreement for each of the Subleases is attached hereto as Exhibit D-1 and Exhibit D-2. Each of the Sublease Attornment Agreements shall be executed concurrent with the execution of this Seventh Amendment.
2.3.2    Sublease Security Deposits. On or before the Give Back Date, Tenant shall pay and transfer to Landlord the Security Deposits under each Sublease (in the amount of $48,793.50 under the GoFundMe Sublease, and $36,916.92 under the Halliday Sublease).
2.3.3    Further Assurances. Each of Landlord and Tenant agrees to execute such additional reasonable documentation as may be reasonably deemed necessary to effectuate the intent of the parties with respect to the Sublease Assignment.
2.4.    FF&E. Effective as of the Give Back Date, and in consideration of the Landlord’s agreement to terminate the Lease with respect to the Give Back Space and to take an assignment of Tenant’s interest in the Sublease Space and the Subleases, Tenant does hereby grant, bargain, sell, assign, transfer and deliver to Landlord the items of fixtures, furniture and equipment (the “Transferred FF&E”) located in the Give Back Space (other than the Sublease Space) as set forth on Exhibit B attached hereto. The Transferred FF&E located in the Sublease

Space is described in Exhibit D attached to the Halliday Sublease and in Exhibit D attached to the GoFundMe Sublease. Tenant makes no warranty of merchantability or fitness for a particular purpose in respect of the Transferred FF&E, and the same is sold in “as is, where is” condition. Tenant hereby represents and warrants to Landlord that as of the Give Back Date Tenant shall be the lawful owner of the Transferred FF&E, and that the Transferred FF&E shall be free and clear of all liens, claims, and encumbrances (other than the rights of the subtenants under the Halliday Sublease and GoFundMe Sublease). The parties agree that this Seventh Amendment shall serve as the bill of sale with respect to such transfer of the Transferred FF&E.
2.5.    Roof Space. Effective as of the Give Back Date, the “Current Roof Space”, as defined in Section 5 of the Sixth Amendment, shall be revised to consist only of the portions of the Current Roof Space located on the Berry Street Building (including the portions indicated as being on the “Interstitial Berry” Building). Such remaining roof space is listed on Exhibit C attached hereto which shall be substituted for Exhibit B attached to the Sixth Amendment. On and after the Give Back Date, Tenant shall have no further rights to use roof space on the Wharfside Building. Notwithstanding anything to the contrary contained in the Lease, Tenant shall have no obligation to remove any Rooftop Equipment or to restore any portions of the roof of the Wharfside Building.
2.6.    Release. On and after the Give Back Date, Tenant shall be released from any and all obligations with respect to: (A) the Give Back Space under the Lease arising from and after the Give Back Date, and (B) the Subleases, in each case to the extent arising from and after the Give Back Date. Provided that Tenant has timely surrendered the Give Back Space (other than the Sublease Space which shall continue to be occupied by the respective subtenants) as provided in Section 2.1 above, each of Landlord and Tenant shall unconditionally and fully waive, release and discharge the other party and each such party’s members, managers, officers, agents, investment advisors, employees, successors and assigns and all officers, directors, employees, agents, partners or any other person or legal entity acting for or on behalf of any of the foregoing from any and all obligations, claims, actions, liabilities, past, present and future, of whatever kind or character, known or unknown, by reason of, growing out of, arising out of or existing of the Lease solely with respect to the Give Back Space and Subleases or any of the terms or provisions thereof, or by reason of the breach or alleged breach, or conduct or activity resulting in the breach or alleged breach, of any of the terms or provisions of the Lease solely with respect to the Give Back Space or either Sublease (collectively, the “Released Claims”). The Released Claims shall not include a release of Tenant’s indemnification obligations under the Lease with respect to third-party claims relating to incidents occurring within the Give Back Space prior to the date that Tenant surrenders the Give Back Space to Landlord (the “Retained Claims”), which Retained Claims shall survive the termination of Tenant’s lease of the Give Back Space. Each of Landlord and Tenant acknowledges that it is familiar with Section 1542 of the Civil Code of the State of California which provides as follows:
A general release does not extend to claims which the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.

In connection with the Released Claims, each of Landlord and Tenant hereby waives and relinquishes every right or benefit it may have under Civil Code Section 1542 and all other provisions of law with respect to any such claim it may have against the other party to the fullest extent that it may lawfully do so. In connection with such waiver and relinquishment with regard to the Released Claims, each of Landlord and Tenant acknowledges that it is aware that it may hereafter discover facts in addition to or different from those which it now knows or believes to be true with respect to the Released Claims, but that it is such party’s intention hereby to fully, finally and forever settle and release all such claims, known or unknown, suspected or unsuspected, which may now exist or which have previously existed between Tenant and Landlord with regard to the Released Claims subject to Tenant’s obligation to timely surrender the Give Back Space (other than the Sublease Space which shall continue to be occupied by the respective subtenants). Accordingly, provided that Tenant timely surrendered the Give Back Space (other than the Sublease Space which shall continue to be occupied by the respective subtenants), each of Landlord and Tenant agrees that this Seventh Amendment shall be and remain in effect as a full and complete release notwithstanding the discovery or existence of any such additional or different facts with respect to the Released Claims.
2.7.    Survival. Each of Landlord and Tenant acknowledges and agrees that its respective obligations set forth in the Lease which by the terms thereof survive the termination of the Lease with respect to the Give Back Space shall, notwithstanding the provisions of Section 2.6 above, indeed survive the execution of this Seventh Amendment, including without limitation all indemnifications.
3.    Extension of Lease Term with Respect to the Remaining Premises. Landlord and Tenant acknowledge that pursuant to the terms of the Lease, the Lease Term is scheduled to expire with respect to Suite 500 on August 31, 2025, and the Lease Term is scheduled to expire with respect to Suite 400 on May 31, 2030. Notwithstanding anything to the contrary set forth in the Lease, the Lease Term is hereby extended for each of Suite 400 and Suite 500 so that the Term of the Lease will expire on August 31, 2034 (the “Extended Expiration Date”). As used herein the “Suite 500 Extension Commencement Date” means September 1, 2025 and the “Suite 400 Extension Commencement Date” means January 1, 2028. The parties hereto acknowledge that the Remaining Premises have been re-measured in accordance with the Standard Method of Measuring Floor Area in Office Buildings, ANSI Z65.1 – 2017 and its accompanying guidelines, as promulgated by the Building Owners and Managers Association and on and after the respective Extension Commencement Date, the Remaining Premises shall be deemed to have the Rentable Square Footages set forth in Recital C above.
4.    Base Rent.
4.1.    Existing Premises. Prior to the Give Back Date, Tenant shall continue to pay to Landlord monthly installments of Base Rent for all of the Existing Premises in accordance with the terms of the Lease. Following the Give Back Date, Tenant shall have no further obligation to pay Base Rent with respect to the Give Back Space (except as provided in Section 2.1, above).

4.2.    Suite 500. From the Give Back Date through the Suite 500 Extension Commencement Date, Tenant shall continue to pay to Landlord monthly installments of Base Rent for Suite 500 in accordance with the terms of the Lease (for the convenience of the parties, such amounts are set forth below). Commencing on the Suite 500 Commencement Date and continuing through the Extended Expiration Date, Tenant shall pay to Landlord monthly installments of Base Rent for the Suite 500 in accordance with the terms and conditions of the Lease, as set forth in the Base Rent chart below.

Date	Annual Base Rent	Monthly Base Rent	Annual Base Rent per RSF
January 1, 2025 – January 31, 2025	n/a	$711,976.76	$100.7538
February 1, 2025 – August 31, 2025	$8,799,949.80	$733,329.15	$103.7754
September 1, 2025 – August 31, 2026	$6,945,265.00	$578,772.08	$85.0000
September 1, 2026 – August 31, 2027	$7,153,622.95	$596,135.25	$87.5500
September 1, 2027 – August 31, 2028	$7,368,231.64	$614,019.30	$90.17650
September 1, 2028 – August 31, 2029	$7,589,278.59	$632,439.88	$92.88180
September 1, 2029 – August 31, 2030	$7,816,956.95	$651,413.08	$95.66825
September 1, 2030 – August 31, 2031	$8,051,465.65	$670,955.47	$98.53830
September 1, 2031 – August 31, 2032	$8,293,009.62	$691,084.14	$101.49445
September 1, 2032 – August 31, 2033	$8,541,799.91	$711,816.67	$104.53928
September 1, 2033 – August 31, 2034	$8,798,053.91	$733,171.16	$107.67546
4.3.    Suite 400. From the Give Back Date through the Suite 400 Extension Commencement Date, Tenant shall continue to pay to Landlord monthly installments of Base

Rent for Suite 400 in accordance with the terms of the Lease (for the convenience of the parties, such amounts are set forth below). Commencing on the Suite 400 Commencement Date and continuing through the Extended Expiration Date, Tenant shall pay to Landlord monthly installments of Base Rent for the Suite 400 in accordance with the terms and conditions of the Lease, as set forth in the Base Rent chart below.

Date	Annual Base Rent	Monthly Base Rent	Annual Base Rent per RSF
January 1, 2025 – January 31, 2025	n/a	$744,175.94	$104.3347
February 1, 2025 – January 31, 2026	$9,198,011.16	$766,500.93	$107.4647
February 1, 2026 – January 31, 2027	$9,473,951.49	$789.495.96	$110.6886
February 1, 2027 – December 31, 2027	$9,758,166.36	$813,180.53	$114.0093
January 1, 2028 – August 31, 2028	$7,355,336.40	$612,944.70	$90.17650
September 1, 2028 – August 31, 2029	$7,575,996.49	$631,333.04	$92.88180
September 1, 2029 – August 31, 2030	$7,803,276.39	$650,273.03	$95.66825
September 1, 2030 – August 31, 2031	$8,037,374.68	$669,781.22	$98.53830
September 1, 2031 – August 31, 2032	$8,278,495.92	$689,874.66	$101.49445
September 1, 2032 – August 31, 2033	$8,526,850.80	$710,570.90	$104.53928
September 1, 2033 – August 31, 2034	$8,782,656.32	$731,888.03	$107.67546
4.4.    Roof Space and Berry Interstitial Space Rent. From the Give Back Date through the Suite 500 Extension Commencement Date, Tenant shall continue to pay to Landlord monthly installments of Base Rent for the Roof Space and Berry Interstitial Space in accordance with the terms of the Lease (for the convenience of the parties, such amounts are set forth below). Commencing on the Suite 500 Commencement Date and continuing through the Extended Expiration Date, Tenant shall pay to Landlord monthly installments of Base Rent for the Roof Space and Berry Interstitial Space in accordance with the terms and conditions of the Lease, as set forth in the Base Rent chart below.

Date	Annual Base Rent	Monthly Base Rent	Annual Base Rent per RSF
January 1, 2025 – March 26, 2025	n/a	$11,468.34	$40.56
March 27, 2025 – March 26, 2026	$141,748.68	$11,812.39	$41.78
March 27, 2026 – March 26, 2027	$146,001.14	$12,166.76	$43.03
March 27, 2027 – March 26, 2028	$150,381.18	$12,531.76	$44.32
March 27, 2028 – March 26, 2029	$154,892.61	$12,907.72	$45.65
March 27, 2029 – March 26, 2030	$159,539.39	$13,294.95	$47.02
March 27, 2030 – March 26, 2031	$164,325.57	$13,693.80	$48.43
March 27, 2031 – March 26, 2032	$169,255.34	$14,104.61	$49.88
March 27, 2032 – March 26, 2033	$174,333.00	$14,527.75	$51.38
March 27, 2033 – March 26, 2034	$179,562.99	$14,963.58	$52.92
March 27, 2034 – August 31, 2034	n/a	$15,412.49	$54.51
5.    Tenant’s Share of Direct Expenses.
5.1.    Existing Premises. With respect to the period of the Lease Term occurring prior to the Give Back Date, Tenant shall continue to pay Tenant’s Share of increases in Direct Expenses attributable to the Existing Premises which are in excess of the amount of Direct Expenses applicable to the respective Base Year with respect to such period in accordance with the terms of the Lease.
5.2.    Remaining Premises. Landlord represents that the Project contains approximately 944,228 RSF. Tenant’s Share with respect to Suite 500 is equal to 8.6535% [81,709/944,228]. Tenant’s Share with respect to Suite 400 is equal to 8.6384%

[81,566/944,228]. Notwithstanding anything to the contrary contained in the Lease, Tenant shall pay to Landlord Tenant’s Share of increases in Direct Expenses attributable to the Remaining Premises which are in excess of the amount of Direct Expenses applicable to the respective Base Year attributable to each portion of the Remaining Premises that arise or accrue during such period in accordance with the terms of the Lease, subject to the following.
5.2.1    Suite 500. Effective as of the Suite 500 Extension Commencement Date, the “Base Year” applicable to Suite 500 shall be amended to be calendar year 2026.
5.2.2    Suite 400. Effective as of the Suite 400 Extension Commencement Date, the “Base Year” applicable to Suite 400 shall be amended to be calendar year 2028.
6.    Option Term. Notwithstanding anything to the contrary contained in the Lease, Tenant shall have one (1) option to extend the Lease Term for a period of five (5) years with respect to the entire Remaining Premises, which shall be exercised in accordance with the terms of Section 2.2 of the Original Lease (provided that references therein to the “end of the initial Lease Term” or the “expiration of the initial Lease Term” shall be deemed to refer to the Extended Expiration Date, and references therein to the “Premises” shall be deemed to refer to the Remaining Premises. The terms of Section 3.5 of the Fifth Amendment, and Section 3.2 of the Third Amendment, shall be of no further force or effect.
7.    Letter of Credit. Landlord and Tenant acknowledge that, in accordance with the Lease, Landlord currently holds an L-C (as defined in the Lease) (the “Existing L-C”) (as amended by the addition of the Expansion L-C as provided in Section 13 of the First Amendment and the Suite 400 L-C Amount as provided in Section 11 of the Third Amendment) in the current total amount of $18,836,000.00, as security for the faithful performance by Tenant of the terms, covenants and conditions of the Lease. The L-C as currently held by Landlord shall be referred to herein, collectively, as the “L-C”, and the required amount thereof shall be referred to as the “Required L-C Amount”. Landlord shall continue to retain the L-C as security for the faithful performance by Tenant of the terms, covenants and conditions of the Lease with respect to the Remaining Premises, as hereby amended, provided that, effective as of December 31, 2024, the Required L-C Amount shall be amended to be $7,361,784.00, and Tenant may, promptly thereafter cause the Bank to provide Landlord with an amendment to the Existing L-C effectuating such reduction, which Landlord will promptly execute and return to the Bank. Notwithstanding anything in the Lease to the contrary, there shall be no further burn downs or reduction of the Required L-C Amount.
8.    Parking. From and after the Give Back Date, Tenant shall continue to have the right to lease one (1) unreserved parking pass for each 5,000 RSF of the Remaining Premises (i.e., up to 33 unreserved parking passes) on the terms and conditions of the Original Lease. As of the date hereof, the rate for: (i) unreserved parking passes is $375 per pass per month, (ii) reserved parking passes is $550 per pass per month, and (iii) daily rates are $2.00/per 20 minutes maxed at $36.00. Prices are subject to change during the Term in accordance with Article 28 of the Original Lease.

9.    Signage. Provided that Tenant has not subleased more than fifty percent (50%) of the Remaining Premises, Tenant shall continue to have the right to the “Exterior Building Signage” as described in Section 23.4 of the Original Lease except that the reference to the Wharfside Building in the Original Lease shall be deemed to have been replaced by the reference to the Berry Building pursuant to the terms of Section 11 of the First Amendment.
10.    Tenant’s Dogs. Effective as of the Give Back Date, the total number of Tenant’s Dogs eligible to be brought into the Remaining Premises shall be equal to 65 dogs in the aggregate.
11.    Right of First Offer. Tenant shall have no further right of first offer, and the terms of Section 1.2 of the Original Lease are hereby deleted and shall be of no further force or effect.
12.    Landlord Representations and Warranties. Landlord represents and warrants to Tenant that: (a) Landlord has the full right, legal power and actual authority to enter into this Seventh Amendment including the termination of the Lease with respect to the Give Back Space, the assignment of Tenant’s interest in the Subleases to Landlord, and the release of Tenant’s obligations with respect to the Give Back Space and the Subleases, and has received any all consents required of any third-party to the Landlord’s entry into this Seventh Amendment, and (b) the individual executing this Seventh Amendment on behalf of Landlord has the full right, legal power and actual authority to bind Tenant to the terms and conditions hereof. The representations and warranties of Landlord set forth in this Section 12 shall survive the termination of the Lease with respect to the Give Back Space and Landlord shall be liable to Tenant for any inaccuracy or any breach thereof.
13.    Brokers. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Third Amendment other than Newmark, McCarthy Cook & Co., and Jones Lang LaSalle (the “Brokers”), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Seventh Amendment. Landlord shall pay the brokerage commissions owing to the Brokers in connection with the transaction contemplated by this Seventh Amendment pursuant to the terms of separate written agreements between Landlord and each of the Brokers. Each party agrees to indemnify and defend the other party against and hold the other party harmless from and against any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including, without limitation, reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker or agent, other than the Brokers. The terms of this Section shall survive the expiration or earlier termination of the term of the Lease, as hereby amended.
14.    No Further Modification. Except as set forth in this Seventh Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.
15.    Counterparts and Electronic Signatures. This Seventh Amendment may be executed in one or more counterparts, each of which shall be an original, and all of which together shall constitute a single instrument. Further, the parties agree that this Seventh Amendment may be signed and/or transmitted by electronic mail of a .PDF document or electronic signature (e.g., DocuSign or similar electronic signature technology) and thereafter maintained in electronic form, and that such electronic record shall be valid and effective to bind the party so signing as a paper copy bearing such party’s hand-written signature. The parties further consent and agree that the electronic signatures appearing on this Seventh Amendment shall be treated, for purpose of validity, enforceability and admissibility, the same as hand-written signatures.
[signatures follow on next page]

IN WITNESS WHEREOF, this Seventh Amendment has been executed as of the day and year first above written.

“Landlord”:

SPF CHINA BASIN HOLDINGS, LLC,
a Delaware limited liability company
By:    /s/ Janie Y. Hahn
Janie Y. Hahn,
Authorized Signatory

Date: December 18, 2024

“Tenant”:

LYFT, INC.,
a Delaware corporation

By:     /s/ Rachel Goldstein
Rachel Goldstein
VP, Real Estate Development, Operations & EHS

Date: December 18, 2024

EXHIBIT A

REMAINING PREMISES

30 29 28 27 26 25 24 23 22 21 20 19 18 17 16 15 14 13 12 11 10 9 8 7 6 5 4 3 2 1
D C.9 C.8 C B.9 B.1 B A.3 A.2 A.1 A

4.1.24

Floor

5B

185 Berry Street

185 Berry Street
San Francisco, CA 94107

Report ID 20

Lyft

Suite 500 - Final Tenant

ID	Suite USF	Ancillary USF	Total USF	RSF	Leased RSF	LED
5B-01	67,499.86	0.00	67,499.86	81,708.50	84,798.00	08/31/2025

Stevenson Systems

4.1.24

Floor

4B

185 Berry Street

185 Berry Street
San Francisco, CA 94107

Report ID 20

Lyft

Suite 400 - Final Tenant

ID	Suite USF	Ancillary USF	Total USF	RSF	Leased RSF	LED
4B-01	68,198.44	0.00	68,198.44	81,565.98	85,591.00	05/31/2030

Stevenson Systems

EXHIBIT B

TRANSFERRED FF&E

EXHIBIT C

REMAINING ROOF SPACE

Interstitial Berry				
ID	Sq. Ft.	Suite(s) Served		
MB-19	1,696.19	400	1,696.19	IB Total
Roof Berry				
ID	Sq. Ft.	Suite(s) Served		
RB-26	281.81	400		
RB-24	634	500		
RB-25	677.88	550		
RB-27	103.12	590		
	1696.81		1696.81	RB Total
			3,393.00	Berry Total

EXHIBIT D-1

FORM OF SUBLEASE ATTORNMENT AGREEMENT (HALLIDAY)

SUBLEASE ATTORNMENT AGREEMENT
THIS SUBLEASE ATTORNMENT AGREEMENT (this “Agreement”) is entered into as of December ___, 2024 (the “Effective Date”), by and among SPF CHINA BASIN HOLDINGS, LLC, a Delaware limited liability company (“Landlord”), HALLIDAY INTERNATIONAL INC., a Delaware corporation (“Subtenant”), and LYFT, INC., a Delaware corporation (“Tenant”).
RECITALS:
A.    Sublandlord and Subtenant are parties to that certain Sublease Agreement dated August 10, 2023 (the “Sublease”) pursuant to which Sublandlord subleased to Subtenant a portion of the Master Premises consisting of approximately 4,675 RSF known as Suite 6700, on the sixth (6th) floor of the Wharfside Building (the “Sublease Premises”). Landlord consented to the Sublease pursuant to that certain Consent to Sublease dated as of August 28, 2023.
B.     Landlord and Tenant have agreed to enter into that certain Seventh Amendment to Office Lease dated as of December ___, 2024 (the “Seventh Amendment”), pursuant to which, among other things, Landlord and Tenant have agreed to terminate the Lease with respect to the Sublease Premises effective as of December 31, 2024 (the “Sublease Premises Termination Date”); provided, however, that that the Sublease shall remain in full force and effect notwithstanding the termination of the Lease with respect to the Sublease Premises effective as of the date immediately following the Sublease Premises Termination Date (the “Attornment Date”) on the terms and conditions set forth herein.
C.    All defined terms not otherwise expressly defined herein shall have the respective meanings given in the Sublease.
NOW, THEREFORE, in consideration of the foregoing preambles which by this reference are incorporated herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord, Tenant and Subtenant hereby agree as follows:
1.    Representations.
(a)    Representations by Subtenant. Subtenant hereby represents and warrants that Subtenant (a) has not transferred or conveyed its interest in the Sublease or the Sublease Premises to any person or entity, collaterally or otherwise, and has full power and authority to enter into this Agreement; (b) a true, complete and correct copy of the Sublease is attached hereto as Exhibit A; (c) the Sublease is in full force and effect and has not been amended, modified or supplemented and there are no other agreements or understandings, whether written or oral, between Sublandlord and Subtenant with respect to the Sublease; and (d) the term of the Sublease shall expire on February 28, 2025.
(b)    Representations by Sublandlord. Sublandlord hereby represents and warrants that Sublandlord (a) has not transferred or conveyed its interest in the Lease or the Sublease to any person or entity, collaterally or otherwise, and has full power and authority to enter into this Agreement; and (b) a true, complete and correct copy of the Sublease is attached hereto as Exhibit A.
(c)    Representations by Landlord. Landlord hereby represents and warrants that Landlord has not transferred or conveyed its interest in the Lease or the Sublease Premises to any person or entity, collaterally or otherwise, and has full power and authority to enter into this Agreement. Landlord, Tenant and Subtenant hereby agree that Section 4.1(b) of the Sublease shall be amended to provide that other than the termination of the Lease with respect to the Sublease Premises, the terms of the Seventh Amendment shall not be incorporated by reference into the Sublease.
2.    Termination of Sublease Premises.
(a)    The Lease shall be terminated with respect to the Sublease Premises as of the Sublease Premises Termination Date, except to the extent such terms apply to the Sublease between Landlord and Subtenant thereafter. Following such termination of the Lease with respect to the Sublease Premises, the Sublease shall remain in full force and effect, and Subtenant shall thereafter look solely to Landlord, in accordance with the terms and conditions of this Agreement, to fulfill the obligations of Sublandlord under the Sublease occurring thereafter.
3.    No Termination of Sublease. Notwithstanding the termination of the Lease with respect to the Sublease Premises on the Sublease Premises Termination Date, the Sublease shall not terminate, and shall remain in full force and effect as a direct sublease between Landlord and Subtenant until February 28, 2025 (unless sooner terminated as provided in the Sublease), on all of the terms and conditions of the Sublease (including, without limitation, the terms of the Lease which are incorporated therein, as if the Lease had not been terminated with respect to the Sublease Premises), provided that Landlord shall be deemed to be both landlord under the Lease and sublandlord under the Sublease.
4.    Attornment. Effective as of the Attornment Date, Subtenant hereby attorns to Landlord, and Landlord attorns to Subtenant, upon the executory terms and conditions of the Sublease (including, without limitation, the terms of the Lease which are incorporated therein) for the remainder of the term of the Sublease. Notwithstanding anything to the contrary in the Lease or the Sublease, Landlord shall not be liable for or bound by any act, omission, default, misrepresentation, or obligations of Sublandlord to the extent accruing under the Sublease prior to the Attornment Date.
5.    Security Deposit. Effective as of the Attornment Date, Subtenant hereby acknowledges the transfer of the Security Deposit (as defined in the Sublease) by Tenant to Landlord in the amount of $36,916.92, which amount shall be held by Landlord pursuant to the terms and conditions of Section 4.5 of the Sublease and this Section 5. On and after the Attornment Date, Subtenant shall look solely to Landlord with respect to the return of the Security Deposit in accordance with the terms of the Sublease.
6.    Included FF&E. In consideration of Landlord’s agreement to enter into this Agreement, effective as of the Attornment Date, Tenant hereby grants, transfers and conveys to Landlord all of Tenant’s right, title and interest in and to the “Included FF&E” as defined in the Sublease. Tenant represents and warrants to Landlord that it is the lawful owner of the Included FF&E, and that the same is free from all liens, claims or encumbrances. Such transfer is made without recourse on an “AS IS”, “WHERE IS”, “WITH ALL FAULTS” basis, and without any express or implied representation or warranty whatsoever. This Section 6 of this Agreement shall serve as a Bill of Sale for the transfer of the Included FF&E from Tenant to Landlord; subject in all events to Subtenant’s rights set forth in Section 2.5 of the Sublease to purchase the Included FF&E.
7.    Notices. Notwithstanding anything to the contrary in the Sublease, effective as of the date of this Agreement, any Notices to Landlord, as Sublandlord under the Sublease, must be sent, transmitted, or delivered, as the case may be, to the address set forth below.
SPF China Basin Acquisition LLC
c/o J.P. Morgan Asset Management
2029 Century Park East, Suite 4150
Los Angeles, California 90067
Attention: Janice Y. Hahn, Vice President
Facsimile: (310) 860-7093

With a copy to:
J.P. Morgan Investment Management Inc.
P.O. Box 5005
New York, New York 10163-5005

and

McCarthy Cook & Co.
185 Berry Street, Suite 140
San Francisco, California 94107
Attention: General Manager
Attention: Leasing Director
8.    Counterparts and Electronic Signature. This Agreement may be executed in counterparts with the same effect as if each of the parties hereto had executed the same document. Both counterparts shall be construed together and shall constitute a single Agreement. Further, the parties hereto consent and agree that this Agreement may be signed and/or transmitted by e-mail of a .pdf document or using electronic signature technology (e.g., via DocuSign or similar electronic signature technology), and that such signed electronic record shall be valid and as effective to bind the party so signing as a paper copy bearing such party’s handwritten signature. The parties further consent and agree that (1) to the extent a party signs this Agreement using electronic signature technology, by clicking “SIGN”, such party is signing this Agreement electronically, and (2) the electronic signatures appearing on this Agreement shall be treated, for purposes of validity, enforceability and admissibility, the same as handwritten signatures.
9.    Entire Agreement. This Agreement, together with all attachments, exhibits and other documents referenced in this Agreement, contains all agreements and understandings made between the parties with respect to the terms set forth in this Agreement. No prior or contemporaneous oral or written understandings or representations other than as set forth in this Agreement shall be enforceable against either party.
10.    Binding. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors and/or assigns.
11.    Authority. Each of Landlord, Tenant and Subtenant covenant and warrant to each of the other parties hereto that the persons executing this Agreement on behalf of such party (a) are duly authorized to execute this Agreement on behalf of such party, and (b) the execution of this Agreement has been duly authorized by the such party.

[signature page to follow]

IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

LANDLORD:	SUBTENANT:
SPF CHINA BASIN HOLDINGS, LLC, a Delaware limited liability company By: Janice Y. Hahn, Authorized Signatory	HALLIDAY INTERNATIONAL INC., a Delaware corporation By: Griffin Dunaif Co-Founder & CEO
TENANT: LYFT, INC., a Delaware corporation By: Name: Rachel Goldstein Its: VP, Real Estate Development, Operations & EHS

EXHIBIT A
THE SUBLEASE
[attached]

EXHIBIT D-2

FORM OF SUBLEASE ATTORNMENT AGREEMENT (GOFUNDME)

SUBLEASE ATTORNMENT AGREEMENT
THIS SUBLEASE ATTORNMENT AGREEMENT (this “Agreement”) is entered into as of December ___, 2024 (the “Effective Date”), by and among SPF CHINA BASIN HOLDINGS, LLC, a Delaware limited liability company (“Landlord”), GOFUNDME INC., a Delaware corporation (“Subtenant”), and LYFT, INC., a Delaware corporation (“Tenant”).
RECITALS:

A.    Sublandlord and Subtenant are parties to that certain Sublease Agreement dated March 25, 2024 (the “Sublease”) pursuant to which Sublandlord subleased to Subtenant a portion of the Master Premises consisting of approximately 6,179 RSF known as Suite 6600, on the sixth (6th) floor of the Wharfside Building (the “Sublease Premises”). Landlord consented to the Sublease pursuant to that certain Consent to Sublease dated as of April 16, 2024.
B.    Landlord and Tenant have agreed to enter into that certain Seventh Amendment to Office Lease dated as of December __, 2024 (the “Seventh Amendment”), pursuant to which, among other things, Landlord and Tenant have agreed to terminate the Lease with respect to the Sublease Premises effective as of December 31, 2024 (the “Sublease Premises Termination Date”); provided, however, that that the Sublease shall remain in full force and effect notwithstanding the termination of the Lease with respect to the Sublease Premises effective as of the date immediately following the Sublease Premises Termination Date (the “Attornment Date”) on the terms and conditions set forth herein.
C.    All defined terms not otherwise expressly defined herein shall have the respective meanings given in the Sublease.
NOW, THEREFORE, in consideration of the foregoing preambles which by this reference are incorporated herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord, Tenant and Subtenant hereby agree as follows:
1.    Representations.
(a)    Representations by Subtenant. Subtenant hereby represents and warrants that Subtenant (a) has not transferred or conveyed its interest in the Sublease or the Sublease Premises to any person or entity, collaterally or otherwise, and has full power and authority to enter into this Agreement; (b) a true, complete and correct copy of the Sublease is attached hereto as Exhibit A; (c) the Sublease is in full force and effect and has not been amended, modified or supplemented and there are no other agreements or understandings, whether written or oral, between Sublandlord and Subtenant with respect to the Sublease; and (d) the term of the Sublease shall expire on August 31, 2025.
(b)    Representations by Sublandlord. Sublandlord hereby represents and warrants that Sublandlord (a) has not transferred or conveyed its interest in the Lease or the Sublease to any person or entity, collaterally or otherwise, and has full power and authority to enter into this Agreement; and (b) a true, complete and correct copy of the Sublease is attached hereto as Exhibit A.
(c)    Representations by Landlord. Landlord hereby represents and warrants that Landlord has not transferred or conveyed its interest in the Lease or the Sublease Premises to any person or entity, collaterally or otherwise, and has full power and authority to enter into this Agreement. Landlord, Tenant and Subtenant hereby agree that Section 4.1(b) of the Sublease shall be amended to provide that other than the termination of the Lease with respect to the Sublease Premises, the terms of the Seventh Amendment shall not be incorporated by reference into the Sublease.
2.    Termination of Sublease Premises.
(a)    The Lease shall be terminated with respect to the Sublease Premises as of the Sublease Premises Termination Date, except to the extent such terms apply to the Sublease between Landlord and Subtenant thereafter. Following such termination of the Lease with respect to the Sublease Premises, the Sublease shall remain in full force and effect, and Subtenant shall thereafter look solely to Landlord, in accordance with the terms and conditions of this Agreement, to fulfill the obligations of Sublandlord under the Sublease occurring thereafter.
3.    No Termination of Sublease. Notwithstanding the termination of the Lease with respect to the Sublease Premises on the Sublease Premises Termination Date, the Sublease shall not terminate, and shall remain in full force and effect as a direct sublease between Landlord and Subtenant until August 31, 2025 (unless sooner terminated as provided in the Sublease), on all of the terms and conditions of the Sublease (including, without limitation, the terms of the Lease which are incorporated therein, as if the Lease had not been terminated with respect to the Sublease Premises), provided that Landlord shall be deemed to be both landlord under the Lease and sublandlord under the Sublease.
4.    Attornment. Effective as of the Attornment Date, Subtenant hereby attorns to Landlord, and Landlord attorns to Subtenant, upon the executory terms and conditions of the Sublease (including, without limitation, the terms of the Lease which are incorporated therein) for the remainder of the term of the Sublease. Notwithstanding anything to the contrary in the Lease or the Sublease, Landlord shall not be liable for or bound by any act, omission, default, misrepresentation, or obligations of Sublandlord to the extent accruing under the Sublease prior to the Attornment Date.
5.    Security Deposit. Effective as of the Attornment Date, Subtenant hereby acknowledges the transfer of the Security Deposit (as defined in the Sublease) by Tenant to Landlord in the amount of $48,793.50, which amount shall be held by Landlord pursuant to the terms and conditions of Section 4.5 of the Sublease and this Section 5. On and after the Attornment Date, , Subtenant shall look solely to Landlord with respect to the return of the Security Deposit in accordance with the terms of the Sublease.
6.    Included FF&E. In consideration of Landlord’s agreement to enter into this Agreement, effective as of the Attornment Date, Tenant hereby grants, transfers and conveys to Landlord all of Tenant’s right, title and interest in and to the “Included FF&E” as defined in the Sublease. Tenant represents and warrants to Landlord that it is the lawful owner of the Included FF&E, and that the same is free from all liens, claims or encumbrances. Such transfer is made without recourse on an “AS IS”, “WHERE IS”, “WITH ALL FAULTS” basis, and without any express or implied representation or warranty whatsoever. This Section 6 of this Agreement shall serve as a Bill of Sale for the transfer of the Included FF&E from Tenant to Landlord; subject in all events to Subtenant’s rights set forth in Section 2.5 of the Sublease to purchase the Included FF&E.
7.    Notices. Notwithstanding anything to the contrary in the Sublease, effective as of the date of this Agreement, any Notices to Landlord, as Sublandlord under the Sublease, must be sent, transmitted, or delivered, as the case may be, to the address set forth below.
SPF China Basin Acquisition LLC
c/o J.P. Morgan Asset Management
2029 Century Park East, Suite 4150
Los Angeles, California 90067
Attention: Janice Y. Hahn, Vice President
Facsimile: (310) 860-7093

With a copy to:
J.P. Morgan Investment Management Inc.
P.O. Box 5005
New York, New York 10163-5005

and

McCarthy Cook & Co.
185 Berry Street, Suite 140
San Francisco, California 94107
Attention: General Manager
Attention: Leasing Director
8.    Counterparts and Electronic Signature. This Agreement may be executed in counterparts with the same effect as if each of the parties hereto had executed the same document. Both counterparts shall be construed together and shall constitute a single Agreement. Further, the parties hereto consent and agree that this Agreement may be signed and/or transmitted by e-mail of a .pdf document or using electronic signature technology (e.g., via DocuSign or similar electronic signature technology), and that such signed electronic record shall be valid and as effective to bind the party so signing as a paper copy bearing such party’s handwritten signature. The parties further consent and agree that (1) to the extent a party signs this Agreement using electronic signature technology, by clicking “SIGN”, such party is signing this Agreement electronically, and (2) the electronic signatures appearing on this Agreement shall be treated, for purposes of validity, enforceability and admissibility, the same as handwritten signatures.
9.    Entire Agreement. This Agreement, together with all attachments, exhibits and other documents referenced in this Agreement, contains all agreements and understandings made between the parties with respect to the terms set forth in this Agreement. No prior or contemporaneous oral or written understandings or representations other than as set forth in this Agreement shall be enforceable against either party.
10.    Binding. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors and/or assigns.
11.    Authority. Each of Landlord, Tenant and Subtenant covenant and warrant to each of the other parties hereto that the persons executing this Agreement on behalf of such party (a) are duly authorized to execute this Agreement on behalf of such party, and (b) the execution of this Agreement has been duly authorized by the such party.

[signature page to follow]

IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

LANDLORD:	SUBTENANT:
SPF CHINA BASIN HOLDINGS, LLC, a Delaware limited liability company By: Janice Y. Hahn, Authorized Signatory	GOFUNDME, INC., a Delaware corporation By: Greg Mrva CEO
TENANT: LYFT, INC., a Delaware corporation By: Name: Rachel Goldstein Its: VP, Real Estate Development, Operations & EHS

EXHIBIT A
THE SUBLEASE
[attached]

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